UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report  —  November 17, 2006
(Date of earliest event reported)

BEMIS COMPANY, INC.
(Exact name of Registrant as specified in its charter)

Commission File Number 1-5277

Missouri	43-0178130
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

One Neenah Center, 4th Floor, P.O. Box 669, Neenah, Wisconsin  54956-0669
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (920) 727-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01             OTHER EVENTS

On November 17, 2006, Bemis Company, Inc. issued a press release reporting that the European Commission has informed the Company it will close its investigation into competitive practices in the self-adhesive labelstock sector without further action.  The Company initially disclosed this investigation in May 2004.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(d).                              The November 17, 2006, Bemis Company, Inc. press release is furnished as Exhibit 99 to this report.

SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BEMIS COMPANY, INC.

By	/s/ Gene C. Wulf
Gene C. Wulf, Senior Vice President
and Chief Financial Officer

Date	November 17, 2006